January 16, 2013

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE MICRO CAP VALUE FUND

Supplement To the Prospectus and Summary Prospectus Dated November 30, 2012

Change in Sub-Advisor

On January 15, 2013, the Board of Trustees of Touchstone Strategic Trust approved the selection of Russell Implementation Services, Inc. (“Russell”) as interim sub-advisor to the Touchstone Micro Cap Value Fund (the “Fund”) and the termination of Fifth Third Asset Management, Inc. (“FTAM”), the current sub-advisor to the Fund, to be effective on or about January 16, 2013.  The selection of Russell was a result of an impending assignment of certain assets of FTAM that would have resulted in the termination of the Fund’s current sub-advisory agreement.  In selecting Russell as interim sub-advisor, the Board considered, among other factors, Russell’s experience and record in transition management and the benefits of a longer period of time to choose a permanent sub-advisor to the Fund.  All references to FTAM as sub-advisor of the Fund in the Summary Prospectus and Prospectus are deleted and replaced with Russell.  Additionally, the following changes have been made.

The Fund’s Principal Investment Strategies

The section of the Prospectus, “The Fund’s Principal Investment Strategies”, is replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro-cap companies. This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders. In implementing this policy, the Fund primarily invests in common stocks of micro-cap companies. Micro-cap companies are those companies contained within the Russell Micro Cap® Value Index, or companies with similar size characteristics at the time of initial purchase.  As of October 31, 2012, the market capitalization of companies included in the Russell Micro Cap® Value Index ranged from $11 million to $837 million.  As of October 31, 2012, the average market capitalization for companies contained within the Russell Micro Cap® Value Index was approximately $310 million and the median market capitalization was approximately $162 million.  The size of the companies in the Russell Micro Cap® Value Index will change with market conditions.

The Fund’s sub-advisor, Russell Implementation Services, Inc. (“Russell”), will seek to achieve returns similar to the Fund’s benchmark index, the Russell Micro Cap® Value Index, based on estimated tracking error while controlling transaction-related expenses through reduced trading.  In seeking to achieve returns similar to the Index, Russell purchases a representative sample of the securities within the Russell Micro Cap® Value Index.  Russell will seek to manage the Fund’s risk, as measured by the annualized estimated tracking error relative to the benchmark index, by targeting a 2.0% tracking error and rebalancing the Fund if the tracking error exceeds 2.25%. The Fund’s portfolio will be determined through various risk optimization models to target a 2.0% tracking error and will also be designed to mitigate and reduce other risk. If the Fund’s tracking error exceeds 2.25%, as measured at least weekly, Russell will re-optimize the Fund’s portfolio back to the 2.0% annualized target, under the limitation that any securities purchased are within the Russell Micro Cap® Value Index’s universe.

The Principal Risks and Investment Strategies and Risks

The following risk is added to the sections of the Prospectus, “The Principal Risks” and “Investment Strategies and Risks”:

Tracking Error Risk:  There is no assurance that the sub-advisor will achieve returns similar to that of the index.  The sub-advisor does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

Investment Sub-Advisor

The section of the Prospectus, “Investment Sub-Advisor”, is replaced with the following:

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor

Russell Implementation Services, Inc.	Wayne A. Hollister	Managing the Fund since January 2013	Senior Portfolio Manager

	Benjamin C. Linford, CFA	Managing the Fund since January 2013	Portfolio Manager

Sub-Advisors

In the section of the Prospectus, “Sub-Advisors”, the following paragraph is added:

Russell Implementation Services, Inc. (“Russell”), a dually registered SEC investment advisor and broker-dealer, located at 1301 Second Avenue, 18th Floor, Seattle, WA 98101, serves as sub-advisor to the Touchstone Micro Cap Value Fund.  Russell is a wholly-owned subsidiary of Frank Russell Company (dba Russell Investment Group).  Russell Investment Group has two corporate parents: Northwestern Mutual Life Insurance Company and Nippon Life Insurance Company of Japan.  Russell provides transition management and interim investment management services for institutional clients.  As sub-advisor, Russell makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2012, Russell had approximately $66.5 billion of assets under management.

Portfolio Managers

In the section of the Prospectus, “Portfolio Managers”, the sub-section, “Touchstone Micro Cap Value Fund”, is replaced with the following:

Wayne Hollister is a senior portfolio manager for Russell.  He is a member of Russell’s dedicated global portfolio transition team, which executes portfolio transition assignments for all Russell funds and separate client accounts.  Mr. Hollister has 11 years of investment experience and joined Russell in 2002. He is a former naval carrier aviator, having served in the U.S. Navy from 1990 to 1999.

Ben Linford, CFA, is a portfolio manager for Russell.  Mr. Linford joined Russell’s dedicated global portfolio transition team in 2011 and has 8 years of investment experience.  Prior to joining Russell, Mr. Linford was a quantitative analyst at McKinley Capital, an independent institutional investment manager.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54DD-TST-MXCAX-S1-1211